                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                                   PRAB, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                   PRAB, INC.
                              5944 E. KILGORE ROAD
                                  P.O. BOX 2121
                            KALAMAZOO, MICHIGAN 49003
                                 (616) 382-8200

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 21, 2001


TO:      The Shareholders
         Prab, Inc.

         The Annual Meeting of Shareholders of Prab, Inc., a Michigan corporation, of Kalamazoo, Michigan, will be held at Clarion Hotel, 3600 E. Cork Street, Kalamazoo, Michigan, on Wednesday, March 21, 2001, at 10:00 a.m. (EST). A form of Proxy and Proxy Statement for the meeting are furnished herewith. The purpose of the meeting is to consider and vote on the following matters.

         1.       To elect a Board of six (6) directors.

         2. To ratify the appointment of Plante & Moran, LLP, Certified Public Accountants, as independent public accountants for the Company.

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on January 29, 2001, as the record date for determination of shareholders entitled to notice of and to vote at the meeting.

         IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                             By order of the Board of Directors


                                             Eric V. Brown, Jr.
                                             Secretary

Date:  February 15, 2001
Kalamazoo, Michigan

                                   PRAB, INC.
                              5944 E. KILGORE ROAD
                                  P.O. BOX 2121
                            KALAMAZOO, MICHIGAN 49003
                                 (616) 382-8200

                                 PROXY STATEMENT
                                FEBRUARY 15, 2001


                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Prab, Inc., a Michigan corporation (the "Company"), from the holders of the common stock, $0.10 par value, of the Company ("Common Stock") for use at the Annual Meeting of Shareholders to be held on Wednesday, March 21, 2001, at 10:00 a.m. (EST), at Clarion Hotel, 3600 E. Cork Street, Kalamazoo, Michigan. This Proxy Statement is being mailed to shareholders beginning on or about February 15, 2001, accompanied by the Company's annual report for the fiscal year ending October 31, 2000.

         The cost of solicitation will be borne by the Company. In addition to the use of the mails, these proxies may be solicited by persons regularly employed by the Company, by personal interview, and by telephone. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock.

         The Board of Directors knows of no business which will be presented at the meeting other than the matters referred to in the accompanying Notice of Annual Meeting of Shareholders. However, if any other matters are properly presented at the meeting, it is intended that the persons named in the proxy will vote upon the same and act in accordance with their judgment. Shares represented by properly executed proxies will be voted at the meeting in the manner specified therein. If no instructions are specified in the proxy, the shares represented thereby will be voted for the proposals referred to therein and the election as directors of the nominees referred to below. Any proxy may be revoked by the person giving it any time prior to being voted by giving a later dated proxy or by attending the meeting, revoking the proxy and voting in person.

         Only shareholders of record at the close of business on January 29, 2001, are entitled to notice of and to vote at the meeting. On such date 1,767,339 shares of Common Stock having one vote each were outstanding.

                            1. ELECTION OF DIRECTORS

         Six directors are to be elected by the holders of Common Stock to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Except as otherwise specified in the proxy, proxies will be voted for a Board of six directors and will be voted for the election of the nominees named below, all of whom are now members of the Board. If a nominee becomes unable or unwilling to serve, proxies will be voted for such other person, if any, as shall be designated by the Board. However, management now knows of no reason to anticipate that this will occur.

         Directors are elected by a plurality of votes cast at the meeting meaning that the six nominees receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes will have no effect on the election of directors.

         Directors and Executive Officers. The directors of the Company are as follows (all of whom are nominees for election by the holders of Common Stock):

                                                                                     PRESENT PRINCIPAL OCCUPATION,
                   DIRECTOR                               DIRECTOR                      BUSINESS EXPERIENCE, AND
                     NAME                         AGE       SINCE                      CERTAIN OTHER INFORMATION
                     ----                         ---       -----                      -------------------------
Gary A. Herder (1)                                 53        1991     Chairman of the Board of the Company since March 1999;
                                                                      President and Chief Executive Officer since 1991; joined
                                                                      the Company in 1965, previously served as Executive Vice
                                                                      President, General Manager of Conveyors, and Chief Engineer
James H. Haas                                      54        1993     President and Founder of Summit Polymers, Inc., a plastic
                                                                      injection molding company, since 1972.
Eric V. Brown, Jr.                                 60        1996     Attorney in private practice of law since 1965 and currently a senior principal in the law firm of Miller, Canfield,
                                                                      Paddock and Stone, P.L.C.; Secretary of the Company since
                                                                      1996.
John W. Garside                                    61        1996     President of Woodruff  Coal Company, a diversified energy
                                                                      company, since 1980. Director of Universal Forest Products,
                                                                      Inc., a lumber products company.
William G. Blunt                                   60        1996     Retired-President of Harborlite Corporation,  a manufacturer of industrial minerals, from 1969 to 1996.
Frederick J. Schroeder, Jr.                        66        1999     Partner in Cooney, Schroeder & Co., an investment banking
                                                                      firm specializing in mergers and acquisitions, since 1996.

------------
(1) Mr. Herder and Robert W. Klinge are the only executive officers of the Company. Mr. Klinge, age 51, is Vice President of Finance, Chief Financial Officer and Treasurer of the Company and has held such positions since 1999. Mr. Klinge joined the Company in 1985 and previously served as the Controller of the Company.

         Meetings and Committees of the Board of Directors. During the last fiscal year, the Board of Directors met seven times. For the fiscal year, no incumbent directors attended fewer than 75% of the aggregate total number of meetings of the Board (held during the period for which he was director) and the Committees on which he served (during the period that he served). The Board of Directors has a standing Compensation Committee, which during fiscal year 2000 consisted of Eric V. Brown, Jr., John W. Garside, James H. Haas, and William G. Blunt. The Compensation Committee met once during the last fiscal year. Its principal functions are to review the performance of Mr. Herder, Mr. Klinge and certain other management personnel and to make recommendations to the Board of Directors regarding the salary, bonuses and other compensation to be paid to such individuals. The Board of Directors does not have a standing Nominating Committee. The Board of Directors has a standing Audit Committee, which during fiscal year 2000 consisted of John W. Garside, James H. Haas, William G. Blunt, and Frederick W. Schroeder, Jr. The Audit Committee met once during the last fiscal year. Eric V. Brown, Jr. resigned from the Audit Committee on March 23, 2000 as a result of new rules governing the composition of Audit Committees of publicly-traded companies.

         Audit Committee Report. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is included as Appendix A to this Proxy Statement. The primary functions of the Audit Committee are set forth in its charter and include: (i) recommending an accounting firm to be appointed by the Company as its independent auditors; (ii) consulting with the Company's independent auditors regarding their audit plan; and (iii) reviewing the Company's financial statements with its auditors. The members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee reports as follows: (i) the Audit Committee reviewed and discussed the Company's audited financial statements for the year ended October 31, 2000 with the Company's management; (ii) the Audit Committee has discussed with Plante & Moran, LLP, the Company's independent auditors, the matters required to be discussed by Statement of Accounting Standards 61; (iii) the Audit Committee has received the written disclosures and the letter from Plante & Moran, LLP required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed Plante & Moran, LLP's independence with representatives of Plante & Moran, LLP; and (iv) based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended October 31, 2000 for filing with the Securities and Exchange Commission.

Audit Committee: John W. Garside, James H. Haas, William G. Blunt and Frederick
W. Schroeder, Jr.

         Section 16(a) Beneficial Ownership Reporting Compliance. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the last fiscal year and Form 5 and amendments thereto (together with written representations from reporting persons that no Form 5 was required) furnished to the Company with respect to the last fiscal year, the Company is not aware of any person who, at any time during the last fiscal year, was a director, officer, or beneficial owner of more than 10% of the Company's Common Stock, that failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year or prior years.

         Executive Compensation. The following table shows the total compensation received by the Company's Chief Executive Officer for the last three fiscal years. No executive officer of the Company, other than the Chief Executive Officer, received total annual salary and bonus in excess of $100,000 during the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG TERM
                                                           ANNUAL COMPENSATION                   COMPENSATION
                                                       ---------------------------               ------------
             NAME AND                                                                             SECURITIES
            PRINCIPAL                                                      OTHER ANNUAL           UNDERLYING         ALL OTHER
             POSITION                YEAR     SALARY       BONUS         COMPENSATION (1)           OPTIONS        COMPENSATION
             --------                ----     ------       -----         ----------------           -------      ----------------
Gary A. Herder.................     2000    $159,135     $  4,793             $6,000                 4,000            $ 3,941 (2)
Chairman, President and             1999    $154,502     $ 28,061             $6,000                     0            $ 7,333
Chief Executive Officer             1998    $150,010     $ 49,254             $6,000                 4,000            $ 11,115


(1)      Represents annual car allowance paid to Mr. Herder

(2) Represents: $1,599 Company match under the Company's 401(k) Plan; $1,591 Company contribution under the Company's 401(k) Plan; $518 Company contribution under the Company's Profit Sharing Plan; and $233 Company payment for life insurance to fund the Company's obligations under its deferred compensation agreement with Mr. Herder.

         Option Grant Table. The following table provides information regarding stock options granted in fiscal year 2000 to the Chief Executive Officer of the Company. All option exercise prices are based on the average of the bid and ask prices of the Company's Common Stock on the grant date.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               NO. OF SHARES        % OF TOTAL OPTIONS
                                             UNDERLYING OPTIONS    GRANTED TO EMPLOYEES     EXERCISE PRICE
         NAME                                  GRANTED (#)            IN FISCAL YEAR            ($/SH)          EXPIRATION DATE (1)
         ----                               -----------------         ------------------      --------          -------------------
Gary A. Herder........................             4,000                   10.0%               $1.7813          January 18, 2010


(1) The options granted to Mr. Herder became exercisable on January 18, 2001.

         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values. The following table provides information on the value of options held by the Chief Executive Officer of the Company at October 31, 2000 measured in terms of the average of the bid and ask prices of the Company's common stock on that day. There were no options exercised by an officer during the fiscal year ended October 31, 2000.

                                                         NUMBER OF UNEXERCISED                VALUE OF UNEXERCISED
                                                              OPTIONS AT                     IN-THE-MONEY OPTIONS AT
                                                           OCTOBER 31, 2000 (#)                 OCTOBER 31, 2000 ($)
                                                      -------------------------------        ----------------------------
NAME                                              EXERCISABLE        UNEXERCISABLE            EXERCISABLE      UNEXERCISABLE
----                                              -----------        -------------            -----------      -------------
Gary A. Herder...................................    64,000              4,000                  $41,250           374.80

         Compensation of Directors. The Company pays each of the outside directors $500 plus traveling expenses in excess of $100 for each Board meeting attended by them and $250 for each committee meeting attended by them, plus an additional $250 for each such meeting not held in conjunction with a regularly scheduled Board meeting. The directors are eligible to receive stock options under the Prab, Inc. 1999 Stock Option Agreement and under the Prab, Inc. 2000 Stock Option Plan.

         Certain Relationships and Related Transactions. Eric V. Brown, Jr. Secretary and director of the Company is a senior principal in the law firm of Miller, Canfield, Paddock and Stone, P.L.C. which firm is general legal counsel to the Company. Frederick J. Schroeder, Jr., director of the Company, is a partner in Cooney, Schroeder, & Co., which firm provides investment banking services to the Company.

         Security Ownership of Certain Beneficial Owners and Management. The following table sets forth certain information as of December 31, 2000, regarding each person known by the Company to own beneficially more than 5% of the Company's Common Stock, each director and nominee of the Company, each executive officer named in the Summary Compensation Table above, and all directors and executive officers of the Company as a group. Except as noted, each person named below is the record owner of the shares indicated and possesses sole voting and investment power with respect to such shares.

                           NAME AND ADDRESS OF
                           BENEFICIAL OWNER OR                                      AMOUNT OF            PERCENTAGE
                            IDENTITY OF GROUP                                  BENEFICIAL OWNERSHIP       OWNERSHIP
                            -----------------                                  --------------------       ---------
John J. Wallace                                                                    256,457 (1)              14.5%
   3003 W. Gull Lake Drive
   Richland, Michigan
Patricia deBlank Klink                                                             245,263(2)               13.9%
   1187 Coast Village Road
   Suite 10M
   Montecito, California
Gary A. Herder                                                                  336,062 (3)(4)(5)           18.3%
   89885 Shorelane Drive
   Lawton, Michigan
William G. Blunt                                                                  25,206 (3)(9)             1.4%
   963 Reed Lane
   Vicksburg, Michigan
Eric V. Brown, Jr.                                                              24,631 (3)(6)(9)            1.4%
   444 W. Michigan Avenue
   Kalamazoo, Michigan
John W. Garside                                                                    26,183 (9)               1.5%
   309 E. Michigan
   Kalamazoo, Michigan
James H. Haas                                                                       4,000 (9)                --
   7177 E. U.V. Avenue
   Vicksburg, Michigan
Frederick J. Schroeder, Jr.                                                         4,000 (9)                --
   Fisher Mews
   377 Fisher Road
   Grosse Pointe, Michigan
Gary A. Herder and Robert W. Klinge                                                234,015 (3)              13.2%
   Co-Trustees
   5944 E. Kilgore Road
   Kalamazoo, Michigan
Robert W. Klinge                                                                272,546 (3)(7)(8)           15.2%
   120 S. Patterson
   Wayland, Michigan
Estate of Henry Penn Wenger, Deceased                                                129,100                7.3%
   Tammy William, Personal Rep.
   C/O Register & Company P.A.
   255 Alhombra Circle, Suite 550
   Coral Gables, Florida
All executive officers and directors                                               458,613 (3)              24.4%
   as a group (7 persons)

-----------
(1) Includes 245,263 shares held in a revocable trust of which Mr. Wallace is the grantor and beneficiary. Mr. Wallace has the right, at any time, to revoke the trust and obtain sole voting and investment power for such shares.
(2) The shares indicated are held by Ms. Klink as trustee of the trust described in footnote 1 above and she holds sole voting and investment power for such shares. Such shares are also included in the amounts and percentages set forth in the table regarding Mr. Wallace.
(3) Gary A. Herder and Robert W. Klinge are the Co-Trustees of the Company's profit sharing plan. This plan holds 234,015 shares of the Company's Common Stock (the "Plan Stock"). Messrs. Herder and Klinge have the sole power to vote the Plan Stock. The Administrative Committee appointed by the Board of Directors to administer this Plan has the sole power to direct the disposition of the Plan Stock. The members of the Administrative Committee are William G. Blunt and Eric
         V. Brown, Jr. The Plan Stock is not included in any of the amounts or percentages set forth in table regarding Messrs. Blunt and Brown. The Plan Stock is included in the amounts and percentages set forth in the table regarding Messrs. Herder and Klinge and all executive officers and directors as a group.
(4) Includes 68,000 shares with respect to which Mr. Herder has the right to acquire beneficial ownership pursuant to the Company's Stock Option Plans and 234,015 shares as to which Mr. Herder shares voting power.
(5) Includes 14,047 shares held by Mr. Herder and his spouse as joint tenants with right of survivorship and not as tenants in common.
(6) Includes 10,980 shares as to which Mr. Brown shares voting and investment power as co-trustee of a trust.
(7) Includes 28,000 shares with respect to which Mr. Klinge has the right to acquire beneficial ownership pursuant to the Company's Stock Option Plans and 234,015 shares as to which Mr. Klinge shares voting power.
(8) Includes 4,531 shares held by Mr. Klinge and his spouse as joint tenants with right of survivorship and not as tenants in common.
(9) Includes 4,000 shares with respect to which such individual has the right to acquire beneficial ownership pursuant to the Company's Stock Option Plans.

         Changes in Control of Registrant. The Company is not aware of any arrangements, which may result in a change in control of the Company.

                            2. SELECTION OF AUDITORS

         Ratification of Appointment of Auditors. The Board of Directors has, subject to ratification by the affirmative vote of a majority of the votes cast by the holders of shares at the Annual Meeting, appointed the accounting firm of Plante & Moran, LLP, as the principal independent accountants for the Company for the current fiscal year. Ratification of the appointment of auditors is being submitted to the shareholders of the Company because management believes it is an important corporate decision in which shareholders should participate. The firm of independent accountants is located in Kalamazoo, Michigan. The Company has been informed that neither Plante & Moran, LLP nor any of its partners has any financial interest, direct or indirect, in the Company or in the securities of the Company, and that no partner of the firm was connected with the Company as promoter, underwriter, voting trustee, director, officer or employee during the four years ended October 31, 2000. If the appointment is rejected, or if Plante & Moran, LLP shall decline to act, resign or otherwise become incapable of acting, or if their employment is otherwise discontinued, the Board of Directors will appoint other auditors for the period remaining until the 2002 Annual Meeting of Shareholders when employment of auditors shall be subject to approval by the shareholders at the Meeting. Representatives of Plante & Moran, LLP are expected to be present at the Annual Shareholders' Meeting and have the opportunity to make a statement and respond to appropriate questions.

         Audit Fees. The aggregate fees billed by Plante & Moran, LLP for professional services rendered for the audit of the Company's financial statements for the year ended October 31, 2000 and review of the financial statements included in the Company's Form 10-QSBs for that fiscal year were $30,200.

         Financial Information Systems Design and Implementation. The aggregate fees billed by Plante & Moran, LLP for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (relating to financial information systems design and implementation) for the year ended October 31, 2000 were $0.

         All Other Fees. The aggregate fees billed for services rendered by Plante & Moran, LLP, other than services included above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation" for the year ended October 31, 2000 were $11,975.

         The Audit Committee of the Company believes the services provided by Plante & Moran, LLP in exchange for the fees set forth above under the captions "Financial Information Systems Design and Implementation" and "All Other Fees" are compatible with maintaining Plante & Moran, LLP's independence. Greater than 50% of the hours expended on Plante & Moran, LLP's engagement to audit the Company's financial statements for the year ended October 31, 2000 were performed by full-time permanent employees of Plante & Moran, LLP.

                                3. OTHER MATTERS

         The Board of Directors had not received notice by January 1, 2001 and does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the holders of the proxies to vote, or otherwise to act, in accordance with their judgment on such matters.

                           2002 SHAREHOLDER PROPOSALS

         In order for shareholder proposals for the 2002 Annual Meeting of Shareholders to be eligible for inclusion in the Company's proxy statement, they must be received by the Company at its principal office, 5944 E. Kilgore Road, P.O. Box 2121, Kalamazoo, Michigan 49003, on or before October 17, 2001. The proxy for the 2002 Annual Meeting of Shareholders may confer discretionary authority to the proxy holders for that meeting with respect to voting on any shareholder proposal received by the Secretary of the Company after January 1, 2002, which is eligible for consideration at the meeting.

                                            By Order of the Board of Directors,



                                            Eric V. Brown, Jr.
                                            Secretary

                                   APPENDIX A

                                   PRAB, INC.
                             AUDIT COMMITTEE CHARTER

                                   COMPOSITION

         There shall be a committee of the Board of Directors (the "Board") of Prab, Inc., a Michigan corporation (the "Company"), to be known as the Audit Committee which, no later than June 14, 2001, shall have at least two (2) members, a majority of the members which shall be independent directors, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards.

         The Board shall elect or appoint a chair of the Audit Committee who will have authority to act on behalf of the Audit Committee between meetings.

                                RESPONSIBILITIES

         The responsibilities of the Audit Committee are as follows:

         A. Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the Company consistent with the Independence Standards Board Standard No. 1.

         B. Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

         C. In view of the outside auditor's ultimate accountability to the Board and the Audit Committee, as representatives of the shareholders, the Audit Committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement.)

         D. Review with the outside auditor, the Company's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

         E. Consider in consultation with the outside auditor and management of the Company, the audit scope and procedures.

         F. Review the financial statements contained in the annual report to shareholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

         G. Meet with the internal auditor (if any), outside auditor or the management privately to discuss any matters that the Audit Committee, the internal auditor (if any), the outside auditor or the management believe should be discussed privately with the Audit Committee.

         H. Review and reassess the adequacy of the Audit Committee's Charter annually.

         I. Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

                                   LIMITATIONS

         The Audit Committee is responsible for the duties set forth in this Charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not of the same quality as the audit performed by the independence accountants. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                   APPENDIX B


                                   PRAB, INC.

PROXY

         The Shareholder whose signature appears hereon appoints Gary A. Herder, Eric V. Brown, Jr., and Robert W. Klinge or any one of them, proxies with full power of substitution, to vote all of the common stock of Prab, Inc., which the Shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at Clarion Hotel, 3600 East Cork Street, Kalamazoo, Michigan, on March 21, 2001 at 10:00 A.M. (EST), and at any adjournment thereof, with all the powers the Shareholder would possess if personally present, upon the proposals set forth below and in their discretion, upon any other business that may properly come before said meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND FOR PROPOSAL 2.

1.       Election of Directors          FOR all nominees
                                        (except as noted below)    ----------

                                        WITHHOLD AUTHORITY
                                        to vote for all nominees   ----------

         Nominees: Gary A. Herder, James H. Haas, Eric V. Brown, Jr., John W. Garside, William G. Blunt, and Frederick J. Schroeder, Jr..

[INSTRUCTIONS: To withhold authority to vote for one or more individual nominees, line through or otherwise strike the name(s) of such nominee(s)].




2.       Selection of Plante & Moran, LLP as independent public accountants.

         FOR               AGAINST                 ABSTAIN
            --------              ---------               ---------


                    (Continued and to be signed on other side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF NOT OTHERWISE SPECIFIED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSAL 2. The undersigned revokes all proxies heretofore given to vote at such meeting and all adjournments.

Dated:
        ---------------------------------------


                      -------------------------------------

                      -------------------------------------
                      Please Sign Here

Please sign your name as it appears above. If executed by a corporation, a duly authorized officer should sign. Executors, administrators and trustees should so indicate when signing. If shares are held jointly, EACH holder should sign.

If you plan to personally attend the Annual Meeting of Shareholders, please check the box below and list names of attendees on the reverse side. Return this stub in the enclosed envelope with your completed proxy card.

         [ ] I do plan to attend the 2001 meeting.






                                      B-2